Exhibit 99.3

DEVON ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED COMPREHENSIVE STATEMENTS OF EARNINGS

	Quarter ended December 31, 2017
	Full Cost	Changes	Successful Efforts
	(millions)
Upstream revenues	$1,333	—	$1,333
Marketing and midstream revenues	2,650	—	2,650

Total revenues	3,983	—	3,983

Production expenses	463	—	463
Exploration expenses	—	171	171
Marketing and midstream expenses	2,378	—	2,378
Depreciation, depletion and amortization	417	111	528
Asset impairments	8	—	8
Asset dispositions	1	(19)	(18)
General and administrative expenses	174	48	222
Financing costs, net	124	2	126
Other expenses	15	(10)	5

Total expenses	3,580	303	3,883

Earnings before income taxes	403	(303)	100
Income tax benefit	(191)	(13)	(204)

Net earnings	594	(290)	304
Net earnings attributable to noncontrolling interests	121	—	121

Net earnings attributable to Devon	$473	(290)	$183

Net earnings per share attributable to Devon:
Basic	$0.90	$(0.55)	$0.35
Diluted	$0.89	$(0.54)	$0.35

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The table below summarizes the effects of these items on fourth-quarter 2017 earnings.

Earnings attributable to Devon (GAAP)	$0.89	$(0.54)	$0.35
Adjustments:
Asset dispositions	—	(0.02)	(0.02)
Asset and exploration impairments	0.01	0.17	0.18
U.S. tax reform	(0.21)	—	(0.21)
Deferred tax asset valuation allowance	0.04	0.14	0.18
Fair value changes in financial instruments and foreign currency	0.06	—	0.06
Legal entity restructuring	(0.16)	—	(0.16)

Core earnings attributable to Devon (Non-GAAP)(1)	$0.63	$(0.25)	$0.38

(1)   This non-GAAP measure is not an alternative to the GAAP measure, and you should not consider this non-GAAP measure in isolation or as a substitute for analysis of our results as reported under GAAP. This measure is additional disclosure regarding the non-GAAP measures used, including reconciliations to their most directly comparable GAAP measure.

DEVON ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Quarter Ended December 31, 2017
	Full Cost	Changes	Successful Efforts
	(millions)
Cash flows from operating activities:
Net earnings	$594	(290)	$304
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	417	111	528
Exploratory dry hole expense and unproved leasehold impairments	—	139	139
Asset impairments	8	—	8
Gains and losses on asset sales	1	(19)	(18)
Deferred income tax benefit	(232)	(13)	(245)
Commodity derivatives	57	—	57
Cash settlements on commodity derivatives	10	—	10
Other derivatives and financial instruments	7	—	7
Cash settlements on other derivatives and financial instruments	(6)	—	(6)
Asset retirement obligation accretion	15	—	15
Share-based compensation	36	11	47
Other	26	(10)	16
Net change in working capital	(73)	—	(73)
Change in long-term other assets	(58)	—	(58)
Change in long-term other liabilities	(6)	—	(6)

Net cash from operating activities	796	(71)	725

Cash flows from investing activities:
Capital expenditures	(871)	72	(799)
Acquisitions of property, equipment and businesses	(7)	—	(7)
Divestitures of property and equipment	102	(1)	101
Other	(7)	—	(7)

Net cash from investing activities	(783)	71	(712)

Cash flows from financing activities:
Borrowings of long-term debt, net of issuance costs	168	—	168
Repayments of long-term debt	(168)	—	(168)
Issuance of subsidiary units	15	—	15
Dividends paid on common stock	(32)	—	(32)
Contributions from noncontrolling interests	10	—	10
Distributions to noncontrolling interests	(107)	—	(107)
Shares exchanged for tax withholdings	(1)	—	(1)

Net cash from financing activities	(115)	—	(115)

Effect of exchange rate changes on cash	(6)	—	(6)

Net change in cash and cash equivalents	(108)	—	(108)
Cash and cash equivalents at beginning of period	2,781	—	2,781

Cash and cash equivalents at end of period	$2,673	—	$2,673

DEVON ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31, 2017
	Full Cost	Changes	Successful Efforts
	(millions, except share data)
ASSETS
Current assets:
Cash and cash equivalents	$2,673	—	$2,673
Accounts receivable	1,670	—	1,670
Other current assets	448	—	448

Total current assets	4,791	—	4,791
Oil and gas property and equipment, based on successful efforts accounting, net	9,702	3,616	13,318
Midstream and other property and equipment, net	7,853	—	7,853

Total property and equipment, net	17,555	3,616	21,171
Goodwill	3,964	(1,581)	2,383
Other long-term assets	1,896	—	1,896

Total assets	$28,206	2,035	$30,241

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$819	—	$819
Revenues and royalties payable	1,180	—	1,180
Short-term debt	115	—	115
Other current liabilities	1,201	—	1,201

Total current liabilities	3,315	—	3,315

Long-term debt	10,291	—	10,291
Asset retirement obligations	1,113	—	1,113
Other long-term liabilities	583	—	583
Deferred income taxes	434	401	835
Equity:
Common stock, $0.10 par value. Authorized 1.0 billion shares; issued 525 million shares in 2017	53	—	53
Additional paid-in capital	7,206	127	7,333
Retained earnings	44	658	702
Accumulated other comprehensive earnings	317	849	1,166

Total stockholders’ equity attributable to Devon	7,620	1,634	9,254
Noncontrolling interests	4,850	—	4,850

Total equity	12,470	1,634	14,104

Total liabilities and equity	$28,206	2,035	$30,241

DEVON ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED COMPREHENSIVE STATEMENTS OF EARNINGS

	2017, under Successful Efforts
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	(millions, except per share amounts)
Upstream revenues	$1,541	$1,332	$1,101	$1,333	$5,307
Marketing and midstream revenues	2,010	1,927	2,055	2,650	8,642

Total revenues	3,551	3,259	3,156	3,983	13,949

Production expenses	457	455	448	463	1,823
Exploration expenses	95	57	57	171	380
Marketing and midstream expenses	1,814	1,714	1,824	2,378	7,730
Depreciation, depletion and amortization	528	506	512	528	2,074
Asset impairments	7	—	2	8	17
Asset dispositions	(3)	(27)	(169)	(18)	(217)
General and administrative expenses	233	214	203	222	872
Financing costs, net	128	116	128	126	498
Other expenses	(33)	(20)	(76)	5	(124)

Total expenses	3,226	3,015	2,929	3,883	13,053

Earnings before income taxes	325	244	227	100	896
Income tax expense (benefit)	8	(1)	15	(204)	(182)

Net earnings	317	245	212	304	1,078

Net earnings attributable to noncontrolling interests	14	26	19	121	180

Net earnings attributable to Devon	$303	$219	$193	$183	$898

Net earnings per share attributable to Devon:
Basic	$0.58	$0.41	$0.37	$0.35	$1.71
Diluted	$0.58	$0.41	$0.37	$0.35	$1.70

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The table below summarizes the effects of these items on 2017 quarterly earnings.

Earnings attributable to Devon (GAAP)	$0.58	$0.41	$0.37	$0.35	$1.70
Adjustments:
Asset dispositions	(0.01)	(0.03)	(0.21)	(0.02)	(0.26)
Asset and exploration impairments	0.06	0.02	0.02	0.18	0.27
U.S. tax reform	—	—	—	(0.21)	(0.21)
Deferred tax asset valuation allowance	(0.19)	(0.10)	(0.04)	0.18	(0.14)
Fair value changes in financial instruments and foreign currency	(0.31)	(0.20)	0.07	0.06	(0.38)
Legal entity restructuring	—	—	—	(0.16)	(0.16)
Early retirement of debt	—	(0.01)	—	—	(0.01)

Core earnings attributable to Devon (Non-GAAP)(1)	$0.13	$0.09	$0.21	$0.38	$0.81

(1)   This non-GAAP measure is not an alternative to the GAAP measure, and you should not consider this non-GAAP measure in isolation or as a substitute for analysis of our results as reported under GAAP. This measure is additional disclosure regarding the non-GAAP measures used, including reconciliations to their most directly comparable GAAP measure.

DEVON ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	2017, under Successful Efforts
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	(millions)
Cash flows from operating activities:
Net earnings	$317	$245	$212	$304	$1,078
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	528	506	512	528	2,074
Exploratory dry hole expense and unproved leasehold impairments	42	22	16	139	219
Asset impairments	7	—	2	8	17
Gains and losses on asset sales	(3)	(27)	(169)	(18)	(217)
Deferred income tax benefit	(12)	(13)	(24)	(245)	(294)
Commodity derivatives	(232)	(126)	144	57	(157)
Cash settlements on commodity derivatives	8	11	24	10	53
Other derivatives and financial instruments	(9)	16	9	7	23
Cash settlements on other derivatives and financial instruments	(2)	2	—	(6)	(6)
Asset retirement obligation accretion	17	14	16	15	62
Share-based compensation	55	53	43	47	198
Other	(6)	(48)	(84)	16	(122)
Net change in working capital	15	72	7	(73)	21
Change in long-term other assets	1	9	2	(58)	(46)
Change in long-term other liabilities	20	2	(10)	(6)	6

Net cash from operating activities	746	738	700	725	2,909

Cash flows from investing activities:
Capital expenditures	(653)	(649)	(658)	(799)	(2,759)

Acquisitions of property, equipment and businesses	(20)	(13)	(6)	(7)	(46)
Divestitures of property and equipment	32	76	208	101	417
Proceeds from sale of investment	190	—	—	—	190
Other	(3)	(1)	(1)	(7)	(12)

Net cash from investing activities	(454)	(587)	(457)	(712)	(2,210)

Cash flows from financing activities:

Borrowings of long-term debt, net of issuance costs	813	982	413	168	2,376
Repayments of long-term debt	(587)	(792)	(571)	(168)	(2,118)
Payment of installment payable	(250)	—	—	—	(250)
Early retirement of debt	—	(6)	—	—	(6)
Issuance of subsidiary units	55	17	414	15	501
Dividends paid on common stock	(32)	(33)	(30)	(32)	(127)
Contributions from noncontrolling interests	21	8	18	10	57
Distributions to noncontrolling interests	(81)	(82)	(84)	(107)	(354)
Shares exchanged for tax withholdings	(61)	(3)	(3)	(1)	(68)
Other	(2)	—	—	—	(2)

Net cash from financing activities	(124)	91	157	(115)	9

Effect of exchange rate changes on cash	(8)	8	12	(6)	6

Net change in cash and cash equivalents	160	250	412	(108)	714
Cash and cash equivalents at beginning of period	1,959	2,119	2,369	2,781	1,959

Cash and cash equivalents at end of period	$2,119	$2,369	$2,781	$2,673	$2,673